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                                                                      EX-99.16.a

                                POWER OF ATTORNEY

         The undersigned Officers and Trustees of the DELAWARE GROUP TAX-FREE FUND, DELAWARE GROUP GOVERNMENT FUND, DELAWARE GROUP EQUITY FUNDS I, AND THE DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS (the "Registrants") hereby appoint Charles E. Haldeman, Jr. and David K. Downes (with full power to each of them to act alone) his/her attorney-in-fact and agent, in all capacities, to execute, file or withdraw any of the documents referred to below relating to the Registrants' registration statements on Form N-14 under the Securities Act of 1933, as amended, or any amendments to such registration statements becoming effective after this date, including any amendment or amendments increasing or decreasing the amount of securities for which registration is being sought, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority. Each of the undersigned grants to each said attorneys, full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes as he/she could do if personally present, thereby ratifying all that said attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

         This Power of Attorney may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which shall be deemed to be a single document.

         The undersigned officers and trustees hereby execute this Power of Attorney as of this 19th day of April, 2001.

/s/ Charles E. Haldeman, Jr.                /s/ David K. Downes
-----------------------------               -------------------
Charles E. Haldeman, Jr.                    David K. Downes
Chairman and Trustee                        President, Chief Executive Officer,
                                            Chief Financial Officer, and Trustee

/s/ Walter P. Babich                        /s/ John H. Durham
--------------------                        ------------------
Walter P. Babich                            John H. Durham
Trustee                                     Trustee

/s/ Anthony D. Knerr                        /s/ Ann R. Leven
--------------------                        ----------------
Anthony D. Knerr                            Ann R. Leven
Trustee                                     Trustee

/s/ Thomas F. Madison                       /s/ John A. Fry
---------------------                       ---------------
Thomas F. Madison                           John A. Fry
Trustee                                     Trustee

/s/ Janet L. Yeomans
--------------------
Janet L. Yeomans
Trustee